UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2012

FUSHI COPPERWELD, INC.

(Exact name of registrant as specified in charter)

Nevada	001-33669	13-3140715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

TYG Center Tower B, Suite 2601 Dongsanhuan Bei Lu, Bing 2 Beijing, PRC 100027	116100
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (011)-86-10-8447-8280

  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 19, 2012, Fushi Copperweld, Inc. issued the news release attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Press Release dated October 19, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUSHI COPPERWELD, INC.

Date: October 19, 2012	By:	/s/ Craig H. Studwell
	Name:	Craig H. Studwell
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated October 19, 2012